UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
FLEETCOR TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 21, 2017.

FLEETCOR TECHNOLOGIES, INC.

Meeting Information
Meeting Type:	Annual
For holders as of:	April 24, 2017
Date: June 21, 2017	Time: 10:00 A.M. EDT
Location: FleetCor Technologies, Inc.
5445 Triangle Parkway
4th Floor
Norcross, GA 30092

FLEETCOR TECHNOLOGIES, INC.
ATTN: BRAD SLUTSKY
5445 TRIANGLE PARKWAY, STE 400
NORCROSS, GA 30092

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Material Available to VIEW or RECEIVE:
The Notice of Annual Meeting and Proxy Statement	Annual Report on Form 10-K

How to View Online:
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(located on the following page) and visit www.proxyvote.com.
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investment advisor. Please make the request as instructed above on or before June 7, 2017 to facilitate timely delivery.

— How to Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information
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(located on the following page) available and follow the instructions.

Vote By Mail:	You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS.

1.	Elect three Class I Directors nominated by the Board of Directors for a three-year term:

Nominees:

01) Michael Buckman
02) Thomas M. Hagerty
03) Steven. T. Stull

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

2. Ratify the selection of Ernst & Young LLP as FleetCor's independent Auditor for 2017

3. Advisory vote to approve named executive officer compensation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "THREE YEARS" ON PROPOSAL 4.

4. Frequency of advisory vote on named executive officer compensation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 5.

5. Stockholder proposal regarding simple majority vote, if properly presented

NOTE: This proxy will be voted as directed. If no direction is obtained, this proxy will be voted FOR ALL NOMINEES for Director, FOR Proposals 2 and 3, for THREE YEARS on Proposal 4 and AGAINST Proposal 5.